As Filed with the Securities and Exchange Commission on July 12, 2005

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 12, 2005

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(800) 299-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS

Effective as of the quarter ended June 30, 2004, Bank of America Corporation (the “Corporation”) realigned its business segment reporting to reflect the Corporation’s new business model following the completed merger with FleetBoston Financial Corporation. From time to time, including in its Annual Report on Form 10-K for the year ended December 31, 2004 (the “Annual Report”), the Corporation has indicated that it may further reclassify its business segment results based on, among other things, changes in its organizational alignment. Effective January 1, 2005, the Corporation realigned its Latin America and Business Banking business units and has revised its business segment reporting to reflect these changes.

The Corporation reports the results of its operations through four business segments: Global Consumer and Small Business Banking, Global Business and Financial Services, Global Capital Markets and Investment Banking, and Global Wealth and Investment Management; certain other income items are also reported under All Other, which is not viewed as a separate business segment. During the first quarter of 2005, Latin America was realigned and is now included in the results of Global Business and Financial Services, rather than All Other. Latin America includes the Corporation’s full-service Latin American operations in Brazil, Argentina, Chile and Uruguay. Also during the first quarter of 2005, Business Banking was realigned and included in the results of Global Business and Financial Services, rather than Global Consumer and Small Business Banking. Business Banking serves our client-managed small business customers. These changes were described and reflected in the Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, which should be referred to for a more complete description of the revised business segments reporting structure and the realigned business units.

This Current Report on Form 8-K and the exhibits hereto update the business segment information presented in the Annual Report, but only to the extent this information is impacted by the revised business segment reporting methodology. Portions of the following items from the Annual Report have been updated to reflect the revised business segment methodology:

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (filed as Exhibit 99.1 and incorporated herein by reference).

•	Part II, Item 8. Consolidated Financial Statements and Supplementary Data (filed as Exhibit 99.2 and incorporated herein by reference).

All of the changes to the Annual Report relate solely to the presentation of segment specific disclosures on a basis consistent with the revised reporting structure and had no impact on the consolidated balance sheets, statements of income, statements of changes in shareholders’ equity or statements of cash flows. The information in this Current Report on Form 8-K is presented as of December 31, 2004, and other than as indicated above, has not been updated to reflect financial results subsequent to that date or any other changes since the date of the Annual Report.

Item 9.01. FINANCIAL	STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
23	Consent of PricewaterhouseCoopers LLP.
99.1	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.2	Part II, Item 8. Consolidated Financial Statements and Supplementary Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION
By:	/s/ NEIL A. COTTY
NEIL A. COTTY
Chief Accounting Officer

Dated: July 12, 2005

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
23	Consent of PricewaterhouseCoopers LLP.
99.1	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.2	Part II, Item 8. Consolidated Financial Statements and Supplementary Data.

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